WARRANT LIABILITY	9 Months Ended
Sep. 30, 2014
WARRANT LIABILITY [Abstract]
WARRANTY LIABILITY
5.	WARRANT LIABILITY

In connection with its March 11, 2014 offering, the Company issued warrants to purchase 20,400,000 shares of Common Stock. The Company recognizes these warrants as liabilities at their fair value on the date of grant, then measures the fair value of the warrants on each reporting date, and records a change to the warrant liability as appropriate. The warrants have certain pricing provisions which apply if the Company sells or issues Common Stock or Common Stock equivalents at a price that is less than the exercise price of the warrants, over the life of the warrants, excluding certain exempt issuances.

The Company recognized an initial warrant liability for the warrants issued in connection with the Offering completed in March 2014. The initial warrant liability recognized on the related warrants totaled $862,920, which was based on the March 11, 2014 five-day weighted average closing price per share of the Company's Common Stock of $0.24. On September 30, 2014, the five day weighted average closing price per share of Common Stock was $0.224. Due to the fluctuations in the market value of the Company's Common Stock from March 11, 2014 through September 30, 2014, the Company recorded a change in the fair value of the warrant liability of $208,080 during the nine months ended September 30, 2014.

The assumptions used in connection with the valuation of warrants issued utilizing the binomial lattice valuation model were as follows:

	September 30, 2014	Initial Measurement March 11, 2014

Number of shares underlying the warrants	20,400,000	20,400,000
Exercise price	$0.3125	$0.3125
Volatility	28.3%	28.3%
Risk-free interest rate	1.60%	1.62%
Expected dividend yield	0	0
Expected warrant life (years)	4.44	5
Stock Price	$0.224	$0.240